SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 25, 1999

                   ContiMortgage Home Equity Loan Trust 1999-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                                              16-1565856
                                                              16-1565858
        New York                    33-339505                 16-1565859
        --------                    ---------                 ----------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Incorporation)             File Number)            Identification No.)


   c/o Manufacturers & Traders Trust
   One M&T Plaza
   Buffalo, New York
   Attn: Corporate Trust Department                             14240-2599
   --------------------------------                             ----------
   (Address of Principal)                                       (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Note: Please see page 5 for Exhibit Index                                 Page 1

Item 5.  Other Events.

         On December 25, 1999 a scheduled distribution was made from the Trust to holders of the Class A, B and C Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November 1999 dated December 25, 1999 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer for the month of November 1999 was $232,311.73.

Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

19. Trustee's Monthly Servicing Report for the month of November, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   By:   CONTISECURITIES ASSET FUNDING CORP.,
                                         As Depositor


                                   By: /s/ Joy B. Tolbert
                                       -------------------------------------
                                   Name:  Joy B. Tolbert
                                   Title: Vice President and Assistant Secretary

Dated:  January 7, 2000

                                  EXHIBIT INDEX

Exhibit No.  Description

    19.      Trustee's Monthly Servicing Report for the Month of November 1999.